EXHIBIT 99.1

FOR RELEASE April 23, 2015

SOURCE: Uni-Pixel, Inc.

UniPixel Sets Operational Update Call for Monday, April 27 at 4:30 p.m. ET

THE WOODLANDS, Texas — April 23, 2015 — UniPixel, Inc. (NASDAQ: UNXL), a provider of Performance Engineered Films™ to the touch screen, flexible printed electronics and display markets, will hold a conference call on Monday, April 27, 2015 at 4:30 p.m. Eastern time to discuss the recent acquisition of the assets and operations of Atmel Corporation’s XSense® touch sensors group and the company’s outlook.

UniPixel management will host the presentation, followed by a question and answer period.

The call will be webcast live here, as well as via a link in the Investors section of the company's website at www.unipixel.com/investors. Webcast participants will be able to submit a question to management via the webcast player.

Date: Monday, April 27, 2015
Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)
Webcast: http://public.viavid.com/index.php?id=114304

To participate in the conference call via telephone, dial 1-913-312-0699 and provide the conference name or conference ID 8200263. Please call the conference telephone number 10 minutes prior to the start time so the operator can register your name and organization.

If you have any difficulty with the webcast or connecting to the call, please contact Liolios Group at 1-949-574-3860.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through May 27, 2015, via the same link above, or by dialing 1-858-384-5517 and entering replay ID 8200263.

About XSense Touch Sensors
XSense™ touch sensors enable new design possibilities for touch-enabled products. Based on proprietary roll-to-roll metal mesh technology, XSense touch sensors support features such as narrow borders, curved touch surfaces and even edgeless touchscreens while achieving improved linearity for better Stylus performance, reliability and thinner sensor stacks. As an alternative to traditional touch sensors, XSense gives you the ability to turn your unique touch-based concepts into functional designs at lower total system costs.

About UniPixel
Headquartered in The Woodlands, Texas, UniPixel, Inc. (NASDAQ: UNXL) is developing Performance Engineered Films for the Display and Flexible Electronics markets. UniPixel's Copperhead™ high-volume roll-to-roll or continuous flow manufacturing process offers high-fidelity replication of advanced micro-optic structures and surface characteristics over large areas. A key focus for UniPixel is developing electronic conductive films for use in electronic sensors for consumer and industrial applications. The company's roll-to-roll electronics manufacturing process prints fine line conductive elements on thin films. The company intends to market its films for touch panel sensor, cover glass replacement, protective cover film, antenna and custom circuitry applications under the UniPixel label, and intends to eventually expand its marketing to private label or Original Equipment Manufacturers (OEM) brands. For further information, visit www.unipixel.com.

Forward-looking Statements
All statements in this news release that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A "Risk Factors" in the companies’ respective Annual Report on Form 10-K for the year ended December 31, 2014. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the companies’ respective Annual Report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K.

Trademarks in this release are the property of their respective owners.

Investor Relations Contact:
Ron Both
Liolios Group, Inc.
Tel 949-574-3860
UNXL@liolios.com